MedaSorb
Technologies Corporation



Working to Save Lives Through Blood Purification

And its Wholly-Owned Operating Subsidiary CytoSorbents

OTCBB: MSBT

Biotech Showcase 2010

Safe Harbor Statement

Statements in this presentation regarding MedaSorb Technologies Corporation and its wholly-owned operating subsidiary CytoSorbents, Inc that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. It is routine for our internal projections and expectations to change. Although these expectations may change, we are under no obligation to inform you if they do. Actual events or results may differ materially from those contained in the projections or forward-looking statements. The following factors, among others, could cause our actual results to differ materially from those described in a forward-looking statement: our history of losses; potential fluctuations in our quarterly and annual results; competition, inability to achieve regulatory approval for our device, technology systems beyond our control and technology-related defects that could affect the companies' products or reputation; risks related to adverse business conditions; our dependence on key employees; competition for qualified personnel; the possible unavailability of financing as and if needed; and risks related to protecting our intellectual property rights or potential infringement of the intellectual property rights of third parties. This list is intended to identify only certain of the principal factors that could cause actual results to differ from those discussed in the forward-looking statements. Readers are referred to a discussion of important risk factors detailed in the Company's Form 10-K filed with the Securities and Exchange Commission on April 10, 2009 and other reports and documents filed from time to time by us, which are available online at www.sec.gov.

Company Overview

Focus	To use blood purification to treat severe sepsis caused by bacterial and viral infections
Product	CytoSorb™ – highly porous resin cartridge that acts as a cytokine filter to reduce cytokine storm in severe sepsis
Human Proof of Concept	Preliminary analysis of all fully monitored, complete data sets in an RCT Sepsis Pilot (7 treated, 6 control patients) show positive benefit in many key clinical endpoints
Clinical Status	Currently enrolling up to a 100 patient European Sepsis Trial to treat septic patients in the setting of respiratory failure
Future	CE Mark approval & commercialization in E.U. in 2010 U.S. pivotal trial planned for late 2010-early 2011
Patents	27 issued patents, multiple applications pending



Management

- **Phillip Chan, MD, PhD – Chief Executive Officer and President**
  A Board-certified internal medicine physician trained at Yale and Harvard, a former Partner at NJTC Venture Fund and a co-founder of the privately-held medical device firm, Andrew Technologies.

- **Robert Bartlett, MD - Chief Medical Officer**
  World-renowned as the pioneer in extracorporeal membrane oxygenation therapy (ECMO) and the former Director of the Surgical Intensive Care Unit at University of Michigan, with extensive experience in critical care medicine including the treatment of sepsis and respiratory disease.

- **Vincent Capponi, MS - Chief Operating Officer**
  More than 20 years experience in the medical device, pharmaceutical and imaging fields at Upjohn, Sims Deltec and Sabratek.

- **David Lamadrid, MBA - Chief Financial Officer**
  Has over 17 years of business experience in finance and management, previously at Chase Manhattan Bank.

The Sepsis Crisis

Severe sepsis is often called "Overwhelming Infection"

- Afflicts 18 million people worldwide every year and is growing
- Kills 1 in every 3 despite the best treatment
- Kills more people in the U.S. than either heart attacks, strokes, or any single type of cancer
- Treatment costs the U.S. more than $18 billion annually
- Represents a $6-8 Billion market in the U.S. and E.U. alone
- Swine flu pandemic deaths highlight critical need for better treatment

What causes Severe Sepsis?


Cytokine Storm
Pro-Inflammatory
Anti-inflammatory
TOXIC
INSULT
Death
Organ Failure
Recovery
Time (days to weeks)

Cytokine Storm fuels the sepsis cascade


Cytokines
Clotting
Shock
Lung Injury
Cell Death
Immune Paralysis
Intestinal Injury
Organ Damage, Organ Failure and Infection

Cytokine Storm in action

TeGenero Anti-CD28 monoclonal antibody Phase I Trial

- Designed to stimulate the immune system to treat cancer
- Phase I safety trial (2006) – 6 healthy adult males
  - 90 minutes from injection – All had systemic inflammatory response
    Headache, nausea, muscle pain, diarrhea, hypotension
  - 12-16 hours from injection – All became critically ill
    Severe lung injury, renal failure, DIC
  - Cytokine storm persisted for 2-3 days
  - Two with the worst cytokine storm had prolonged shock and severe lung injury
- Showed clearly that cytokine storm, and not infection, causes the multi-organ failure that leads to death in sepsis

New England Journal of Medicine, 2006:355:1018-28 "Cytokine Storm in a Phase I Trial of the Anti-CD28 MAb TGN1412"

Treating Cytokine Storm – The Holy Grail

Reduction in Cytokine Storm has been the target of the industry for three decades

- Unfortunately, most drugs and biologics can only reduce a single cytokine or inflammatory mediator
- Too much redundancy in the immune system for this strategy to work

A Broad Spectrum Solution is needed that can remove many different cytokines and toxins

CytoSorb™ is a leader in this field

Introducing CytoSorb™

CytoSorb™ is a highly porous polymer resin that broadly removes cytokines and toxins from blood



Concept is very straightforward

- Obtain venous access with temporary dialysis catheter
- Pump blood through the CytoSorb cartridge
- The CytoSorb resin removes cytokines/toxins
- "Purified" blood is pumped back into the patient
- Treat 6 hours a day for 7 days, new device each day


Simulated for illustrative purposes only
Blood Flow

CytoSorb™ Active in Cytokine Sweet Spot


IL-18
IL-1β
TNF-α monomer
IFN-γ monomer
IL-1Ra
MCP-1
IL-13
IL-8
MIP-1α
HMGB1
TGF-β
IL-6
sFas ligand
sTNFR
IL-10
IL-4
G-CSF
MCP-1
glycosylated
IFN-γ dimer
TNF-α trimer
Albumin
kDa
0
10
20
30
40
50
60
70
Hemodialysis

CytoSorb is State of the Art Technology

- Very efficient in removing cytokines
- Compatible with blood
- Massive capacity
- Easy to use
- Compatible with standard hospital dialysis equipment
- Low cost, high profit margin @ $500 per cartridge or $3,500 per patient
- Long shelf life

CytoSorb Expected to Limit Cytokine Storm


TOXIC
INSULT
Organ Damage
CytoSorb
Recovery
Time (days to weeks)

IL-6 Removal from Whole Blood



Control vs. Arterial vs. Venous
1800
1600
1400
1200
1000
800
600
400
200
0
[IL-6] (pg/mL)
0
50
100
150
200
250
Minutes
Control
Arterial
Venous

CytoSorb has successful
proof-of-concept
in man and animals

CytoSorb improves survival in animals

Two Septic Rat Models

Demonstrate Substantial Improvement in Survival…

Endotoxin Challenge (LPS)



Survival probability
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Intervention Period
0
120
240
360
480
600
720
Time (min)

CytoSorb Survival = 7/20 vs 1/20 for sham

Kellum, JA, Song M, Venkataraman, R "Hemoadsorption removes TNF, IL-6, and IL-10, reduces NF-KB DNA binding, and improves short-term survival in lethal endotoxemia"
Crit Care Med (2004) 32(2): 801-805

Cecal Ligation Puncture (CLP)



Survival probability (%)
100
90
80
70
60
50
40
30
20
10
group
Sham
CytoSorb
P= 0.0198
P = 0.0039 (Fisher's exact)
HR 2.87 (95% CI 1.19 to 7.26)
100
200
300
400
500
600
700
800
Time (min)

CytoSorb Survival = 9/17 vs 1/16 for sham

Peng, ZY, Carter, MJ, Kellum, JA "Effects of hemoadsorption on cytokine removal and short term survival in rats"
Crit Care Med (2008) 36(5): 1573-7

...with prevention of shock


CytoSorb
Sham
MAP (mmHg)
100
90
80
70
60
50
40
30
20
10
0
0
1
3
9
*
*
†
†

Effects of hemoadsorption on mean arterial pressure (MAP) (Mean +/- SEM, mm Hg) in the CLP rat sepsis model. Hemoadsorption is shown in the dashed line while sham results are shown in the solid line. MAP was significantly different over time and between groups (p<0.01). For pair-wise comparisons: *hemoadsorption vs sham (p<0.05) and T compared with baseline (p<0.05)

Peng, ZY, Carter, MJ, Kellum, JA "Effects of hemoadsorptionon cytokine removal and short term survival in rats" Crit Care Med (2008) 36(5): 1573-7

...and reduction of cytokines

CLP Animal Model Cytokine Data


A
TNF (ln pg/ml)
Time (hr)
B
IL-1β (ln pg/ml)
Time (hr)
C
IL-6 (ln pg/ml)
Time (hr)
D
IL-10 (ln pg/ml)
Time (hr)

20 hours after cecal ligation and puncture, rats were treated for 3 hours with either CytoSorb or sham.

Then treatment was discontinued and cytokine values were taken 6 hours after the end of treatment.

Peng, ZY, Carter, MJ, Kellum, JA “Effects of hemoadsorption on cytokine removal and short term survival in rats” Crit Care Med (2008) 36(5): 1573-7

Black bars = CytoSorb
White bars = Sham

CytoSorb also decreases activity of NF-κB

CytoSorb reduces activity of NF-κB, a major inflammatory transcription factor and driver of cytokine production



1.4
1.2
1
0.8
0.6
0.4
0.2
0
*
Sham
CytoSorb
Sham
CytoSorb
1
2
3
4

Endotoxin Challenge Model
NF-κB activity in the livers of CytoSorb or sham-treated animals following 4 hours of treatment as determined by nuclear extract and electrophoretic mobility shift assay. Mean data from 12 animals ($p<0.05$).

Kellum, JA, Song M, Venkataraman, R "Hemoadsorption removes TNF, IL-6, and IL-10, reduces NF-KB DNA binding, and improves short-term survival in lethal endotoxemia" Crit Care Med (2004) 32(2): 801-805

European Clinical Trial

Randomized, controlled, multi-center, open-label study in up to 100 patients with severe sepsis in the setting of respiratory failure comparing:

- Standard of care therapy versus

- Standard of care therapy plus CytoSorb™

- Primary endpoint: IL-6 reduction
- Secondary and tertiary endpoints include
  - 28-day and 60-day mortality
  - Ventilator free days
  - Organ damage scores
  - Hemodynamic stability
  - Vasopressor use
  - Immune system function



Positive Human Proof-of-concept

- Currently have fully-monitored, completed data sets from 13 patients of a nested pilot with the European Sepsis Trial
- 7 treated, 6 control patients
- Substantial improvements observed in CytoSorb treated patients compared to controls
  - 28-day and 60-day all cause mortality
  - Ventilator free days
  - Pace of ventilator weaning
  - Organ failure scores
  - Vasopressor use
  - Days in the intensive care unit

Anticipate CE Mark Approval in 2010

- European Sepsis Trial has enrolled 45 patients to date, including pilot
- Fourteen sites actively screening
- Target is an additional 55 patients
- Treatment is well-tolerated
- No serious device related adverse events in more than 500 treatments, with more than 150 treatments in sepsis patients
- With a successful trial, anticipate CE mark approval and commercialization by 2010

What makes CytoSorb different?

The ability to treat cytokine storm directly is new

CytoSorb is the most logical way to treat cytokine storm

In doing so, may positively impact many of the pathways that lead to death in sepsis and improve survival

Few if Any Options to Treat Sepsis

Antibiotics and Standard of care therapy

- The mortality is still unacceptably high, exceeding 35%

Pharmaceuticals and Biologics

- Historically unsuccessful
- Xigris is the only approved drug by the FDA, but has limited acceptance by the medical community (cost, efficacy, bleeding side effects)
- Phase III TLR-4 inhibitors (Takeda and Eisai). Takeda compound failed
- All others are Phase II or earlier – earliest they will come to the market is 5-7 years

Devices

- Standard blood purification techniques ineffective or inefficient
- Gambro – Septex high molecular weight cutoff filters
- Toray – endotoxin removal device (JAMA June 17, 2009)
  - 64 patient randomized, controlled trial in abdominal sepsis after emergency surgery
  - Blood purification of endotoxin – a precursor to cytokines
  - Demonstrated statistically significant absolute mortality benefit (32% vs 53%) and other outcomes
  - Confirmed that **blood purification works** in the treatment of sepsis in this specific patient population

CytoSorb is a Potential Blockbuster

- Multi-billion dollar market with limited competition
- Differentiated, broadly patented "best of breed" approach
- Highly profitable "razor/razorblade" model
- Reimbursement in the US and Germany is covered under favorable DRG reimbursement
- Commercialization is near-term
- Swine flu, severe sepsis, bio-terrorism make this very timely
- Potentially attractive to a number of strategic partners

MedaSorb not just a "sepsis" company

MedaSorb is a therapeutic device company with a valuable patented polymer technology and a robust pipeline

NAME	INDICATION	DESCRIPTION	STATUS
CytoSorb™	Severe sepsis	Highly efficient cytokine filter that is designed to treat cytokine storm in sepsis	Registration clinical trials in Europe
BetaSorb™	Improvement of hemodialysis in end-stage renal disease	Removal of mid-molecular weight toxins that are inefficiently removed by standard dialysis	Human pilot studies
CytoSorb™	Cardiopulmonary bypass Transplant Influenza	Highly efficient cytokine filter to reduce cytokine-induced organ injury	Observational human study, human pilot, and pre-clinical, respect.
CST 101	Drug overdose, chemical exposure or intoxication	Efficient single pass removal of a number of drugs from blood	Pre-clinical proof of concept completed
CST 201	Adjunct cancer treatment: Chemotherapy removal during high dose regional chemotherapy	Efficient single pass removal of certain chemotherapy agents from blood	Pre-clinical proof of concept completed
CST 301	Trauma	Removal of myoglobin from blood caused by muscle breakdown and rhabdomyolysis in trauma	Pre-clinical proof of concept completed

Valuation Comparables*

1) Renal Solutions - $190 M

- Privately-held company with a resin technology that regenerated dialysate
- $40M in private equity, $25M in debt financing
- $1M in revenue (2007)
- Acquired by Fresenius in November 2007 for $190M

2) NxStage Medical (Nasdaq: NXTM) - $ 402 M

- Public company focused on critical care dialysis machines and disposables
- $136M revenue, ($49.5M) net loss (ttm)

3) Nephros (OTCBB: NEPH) - $ 40 M

- OTCBB company focused on removal of mid-molecular weight toxins in end-stage renal disease (ESRD)
- $2.0M revenue, ($3.4M) net loss (ttm)
- CE Mark approval for its OLpur™ MD 190 hemodiafilter for ESRD
- Recent 510K approval for Dual Stage Ultrafilter to purify dialysate fluid for dialysis

* As of 1/8/2010

MedaSorb Investor Advantages

Strong overall return potential based on current near-term targeted milestones

With $5M, goals are:

- ✓ Successful trial completion
- ✓ CE Mark approval CE
- ✓ First commercial sales in Europe
- ✓ Out-licensing the sepsis application to a strategic partner
- ✓ Commencement of pivotal trial in the US
- ✓ Out-licensing of other non-core applications
- ✓ Expansion of pipeline opportunities

MedaSorb
Technologies Corporation


CytoSorbents

For more information:

Please contact
Phillip Chan, MD, PhD – CEO

pchan@cytosorbents.com

And its Wholly-Owned Operating Subsidiary CytoSorbents
OTCBB: MSBT
Biotech Showcase 2010